UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2012

Conversion Services International, Inc.

  (Exact name of registrant as specified in its charter)

Delaware	0-30420	20-0101495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Eagle Rock Avenue, East Hanover, New Jersey	07936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 560-9400

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information.

On January 27, 2012, Conversion Services International, Inc. (the “Company”) issued a press release announcing that the Company entered into a letter of intent with Digital Intelligence Systems Corporation, for the acquisition of the Company’s assets by Digital Intelligence Systems Corporation. The Company has received notice of default from its senior lender indicating the lender's intent to assert its rights as a secured creditor under the Company's loan agreement. The lender is working with the Company and Digital Intelligence Systems Corporation to facilitate the contemplated sale. A copy of such press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated January 27, 2012, announcing the Company entered into a letter of intent with Digital Intelligence Systems Corporation regarding acquisition of the Company’s assets.

Cautionary Note Regarding Forward-Looking Statements

Except for the historical information contained herein, this press release contains, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to Conversion Services International, Inc.’s (“CSI”) plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans" or similar expressions. These statements are based upon the current beliefs and expectations of CSI’s management and are subject to significant risks and uncertainties, including the ability of CSI to enter into a definitive agreement in conjunction with the letter of intent, the ability of CSI to be in compliance with all applicable American Stock Exchange continued listing requirements, the ability to maintain revenue growth, the ability to locate and acquire other businesses and to successfully integrate such acquisitions, the ability to decrease operating expenses, and those detailed in CSI’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond CSI’s control). CSI undertakes no obligation to update publicly any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 27, 2012	CONVERSION SERVICES INTERNATIONAL, INC.

	By:	/s/ William B. Hendry
Name: William B. Hendry
Title: Chief Financial Officer